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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 30, 2003



                          FLAGSTAR CAPITAL CORPORATION
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


        Michigan                    000-23821                    38-3386801
        --------                    ---------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


                 5151 Corporate Drive, Troy, Michigan 48098-2639
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (248) 312-2000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or former address, if changed since last report)



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Item 5.  Other Events and Required FD Disclosure.

     On May 30, 2003, Flagstar Capital Corporation issued a press release and mailed notice to the holders of its 8.50% Noncumulative Exchangeable Preferred Stock, Series A (the "Preferred Shares") stating that it will redeem all 2,300,000 of the Preferred Shares outstanding, effective June 30, 2003. The Preferred Shares will be redeemed at their redemption price of $25.00 per share, plus accrued and unpaid dividends through June 30, 2003 of $0.53125 per share. Dividends on the Preferred Shares will cease to accrue on June 30, 2003. For further information concerning the redemption, see the press release and Notice of Redemption that are filed as exhibits to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) -- (b)  Not applicable.

          (c)  The following exhibits are filed as part of this report.

               Exhibit 99.1      Press release dated May 30, 2003

               Exhibit 99.2      Notice of Redemption dated May 30, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        FLAGSTAR BANCORP, INC.


Date:   June 05, 2003                   By:   /s/ Michael W. Carrie
                                             -----------------------------------
                                             Michael W. Carrie
                                             Executive Vice-President and Chief
                                             Financial Officer
                                             (Duly Authorized Representative)


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                               8-K EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

EX-99.1          Press Release dated May 30, 2003


EX-99.2          Notice of Redemption dated May 30, 2003